                      Bay View Securitization Corporation
                     For Remittance Date: January 31, 1999

                                                                    EXHIBIT 99.1

A.  PRINCIPAL BALANCE RECONCILIATION
                                                                                                              Number of
                                                     A-1                     A-2            Total             Accounts
                                                --------------------------------------------------------------------
    (A)  Original Principal Balance             200,979,000.00          52,245,989.00   253,224,989.00         21106
                                                --------------------------------------------------------------------
    (B)  Beginning Period Principal Balance      23,645,083.78          52,245,989.00    75,891,072.78          8516
                                                --------------------------------------------------------------------
    (C)  Collections (Regular Payments)           2,190,998.83                   0.00     2,190,998.83           N/A
                                                --------------------------------------------------------------------
    (D)  Collections (Principal Payoffs)          1,739,027.33                   0.00     1,739,027.33           350
                                                --------------------------------------------------------------------
    (E)  Collections (Principal Recoveries)               0.00                   0.00             0.00
                                                --------------------------------------------------------------------
    (F)  Withdrawal from Payahead (Principal)        39,293.12                   0.00        39,293.12           N/A
                                                --------------------------------------------------------------------
    (G)  Principal Reductions (Other)                     0.00                   0.00             0.00             0
                                                --------------------------------------------------------------------
    (H)  Gross Charge Offs                          137,514.26                   0.00       137,514.26            26
                                                --------------------------------------------------------------------
    (I)  Repurchases                                 19,309.86                   0.00        19,309.86            16
                                                --------------------------------------------------------------------
    (J)  Ending Balance                          19,518,940.38          52,245,989.00    71,764,929.38          8124
                                                --------------------------------------------------------------------
    Notional Principal Balance:

    (K)  Beginning                                                                       18,200,792.25
                                                                                       -----------------
    (L)  Ending                                                                          15,451,771.80
                                                                                       -----------------

    (M)  Certificate Factor                          9.7119303%           100.0000000%      28.3403821%
                                                ---------------------------------------------------------

B.  CASH FLOW RECONCILIATION
                                                                                                 Total
                                                                                       -----------------
    (A)  Cash Wired                                                                       4,701,236.54
                                                                                       -----------------
    (B)  Interest Wired/Earned                                                               13,978.82
                                                                                       -----------------
    (C)  Withdrawal from Payahead Account                                                    39,293.12
                                                                                       -----------------
    (D)  Advances                                                                                 0.00
                                                                                       -----------------
    (E)  Repurchases                                                                         19,309.86
                                                                                       -----------------
    (F)  Gross Charge-Off Recoveries                                                         26,584.01
                                                                                       -----------------
    (G)  Gross Charge-Off Advances                                                           11,271.24
                                                                                       -----------------
    (H)  Spread Account Withdrawal                                                                0.00
                                                                                       -----------------
    (I)  "A" Surety Bond Draw for "I" Interest                                                    0.00
                                                                                       -----------------
    (J)  "A" Surety Bond Draw for
         "A-1" Principal or Interest                                                              0.00
                                                                                       -----------------
    (K)  "A" Surety Bond Draw for
         "A-2" Principal or Interest                                                              0.00
                                                                                       -----------------

         TOTAL COLLECTIONS                                                                4,811,673.59
                                                                                       -----------------


C.  TRUSTEE DISTRIBUTION
                                                                                              Total
                                                                                       -----------------
    (A)  Total Cash Flow                                                                  4,811,673.59
                                                                                       -----------------
    (B)  Unrecovered Interest Advances                                                       11,152.28
                                                                                       -----------------
    (C)  Servicing Fee (Due and Unpaid)                                                      63,242.56
                                                                                       -----------------
    (D)  Interest to "A-1" Certificate Holders,
         including Overdue                                                                  123,939.65
                                                                                       -----------------
    (E)  Interest to "A-2" Certificate Holders,
         including Overdue                                                                  286,917.56
                                                                                       -----------------
    (F)  Interest to "I" Certificate Holders,
         including Overdue                                                                   47,777.08
                                                                                       -----------------

    (G)  Principal to "A-1" Certificate Holders,
         including Overdue                                                                4,126,143.40
                                                                                       -----------------

    (H)  Principal to "A-2" Certificate Holders,
         including Overdue                                                                       0.00
                                                                                       -----------------
    (I)  Reinsurance Fee                                                                         0.00
                                                                                       -----------------
    (J)  Surety Bond Fee                                                                     9,486.38
                                                                                       -----------------
    (K)      First Loss Protection                                               0.00
                                                                      ---------------
    (L)      Surety Bond Premium                                             9,486.38
                                                                      ---------------
    (M)  Interest Advance Recovery Payments                                                  72,220.06
                                                                                       -----------------
    (N)  Unreimbursed Draws on Class "A"
         Surety Bond for Class "A-1" Interest                                                     0.00
                                                                                       -----------------
    (O)  Unreimbursed Draws on Class "A"
         Surety Bond for Class "A-2" Interest                                                     0.00
                                                                                       -----------------
    (P)  Unreimbursed Draws on Class "A"
         Surety Bond for Class "I" Interest                                                       0.00
                                                                                       -----------------
    (Q)  Deposit to Payahead                                                                      0.00
                                                                                       -----------------


                      Bay View Securitization Corporation
                    For Remittance Date:  January 31, 1999

    (R)  Bank Account Interest to Servicer                                                   13,978.82
                                                                                       ----------------
    (S)  Excess Yield                                                                        56,815.80
                                                                                       ----------------

         BALANCE                                                                                  0.00
                                                                                       ----------------

D.  SPREAD ACCOUNT AND SURETY RECONCILIATION
                                                                        Spread Account     Surety Bond
                                                                       --------------------------------
    (A)  Beginning Balance                                               3,431,059.16    73,282,113.67
                                                                       --------------------------------
    (B)  Additions to Spread Amount                                         56,815.80              N/A
                                                                       --------------------------------
    (C)  Interest Earned                                                    10,834.86
                                                                       --------------------------------
    (D)  Draws                                                                   0.00             0.00
                                                                       --------------------------------
    (E)  Reimbursement for Prior Draws                                            N/A             0.00
                                                                       --------------------------------
    (F)  Distribution of Funds to  "IC"
         Class or Servicer                                                 265,746.80             0.00
                                                                       --------------------------------
    (G)  Ending Balance                                                  3,232,963.02    69,121,493.86
                                                                       --------------------------------

    (H)  Required Balance                                                3,165,312.36    69,121,493.86
                                                                       --------------------------------
    (I)  Distribution to "IC" Class                                         67,650.66
                                                                       ---------------

E.  CURRENT RECEIVABLES DELINQUENCY

    # Payment Delinquency                                  Number            Balance
    ---------------------                           ----------------------------------
    (A)  31-60                                               41            390,402.39
                                                    ----------------------------------
    (B)  61-90                                               17            125,822.95
                                                    ----------------------------------
    (C)  91+                                                 11             95,064.45
                                                    ----------------------------------
    (D)  Total                                               69            613,289.79
                                                    ----------------------------------

F.  EXCESS YIELD
                                                    Excess Yield              Pool            Excess Yield
    Month                                             Balance               Balance          (Annualized %)
    -----                                           --------------------------------------------------
    (A)  Current                                     56,815.80          71,764,929.38           0.9500%
                                                    --------------------------------------------------
    (B)  1st Previous                               254,395.50          75,891,072.78           4.0225%
                                                    --------------------------------------------------
    (C)  2nd Previous                               145,771.11          80,033,853.14           2.1856%
                                                    --------------------------------------------------
    (D)  3rd Previous                               232,975.37          84,674,433.84           3.3017%
                                                    --------------------------------------------------
    (E)  4th Previous                               181,861.21          89,403,377.72           2.4410%
                                                    --------------------------------------------------
    (F)  5th Previous                               176,842.63          94,550,507.02           2.2444%
                                                    --------------------------------------------------
    (G)  Six-Month Rolling Excess Yield
         (less than or equal to 1.75%)              174,776.94          82,719,695.65           2.5355%
                                                    --------------------------------------------------


G.  DELINQUENCY RATE (31+)
                                                       Month                 Pool
    Month                                             Balance               Balance                %
    -----                                           --------------------------------------------------
    (A)  Current                                    613,289.79          71,764,929.38           0.8546%
                                                    --------------------------------------------------
    (B)  1st Previous                               482,266.15          75,891,072.78           0.6355%
                                                    --------------------------------------------------
    (C)  2nd Previous                               569,063.63          80,033,853.14           0.7110%
                                                    --------------------------------------------------
    (D)  Three-Month Rolling Average
         (greater than 2%)                          554,873.19          75,896,618.43           0.7311%
                                                    --------------------------------------------------


H.  NET LOSS RATE
                                                                           Liquidation       Average          Defaulted
    Month                                             Balance                Proceeds        Balance         (Annualized)
    -----                                           ---------------------------------------------------------------------
    (A)  Current                                    202,823.28              91,893.03    73,828,001.08        1.8031%
                                                    ---------------------------------------------------------------------
    (B)  1st Previous                               306,311.47             128,171.24    77,962,462.96        2.7419%
                                                    ---------------------------------------------------------------------
    (C)  2nd Previous                               245,637.32              98,011.63    82,354,143.49        2.1511%
                                                    ---------------------------------------------------------------------
    (D)  Three-Month Rolling Average
         Net Default Rate (greater than 3%)         251,590.69             106,025.30    78,048,202.51        2.2381%
                                                    ---------------------------------------------------------------------

                      Bay View Securitization Corporation
                    For Remittance Date:  January 31, 1999

I.  CHARGE-OFF / RECOVERIES
                                                        Number              Balance
                                                ---------------------------------------------
    (A)  Collection Period Charge-Off
         Receivables                                        26             137,514.26
                                                ---------------------------------------------
    (B)  Gross Charge-Offs Cumulative
         Receivables                                       897           6,391,247.41
                                                ---------------------------------------------
    (C)  Collection Period Recoveries
         on Charge-Offs                                     NA              26,584.01
                                                ---------------------------------------------
    (D)  Recoveries on Charge-Offs To-Date                  NA             738,379.49
                                                ---------------------------------------------


J. REPOSSESSIONS

    (A)  Collection Period Repossessions                     6              62,431.84
                                                ---------------------------------------------
    (B)  Aggregate Repossessions                           578           6,707,053.04
                                                ---------------------------------------------
    (C)  Unliquidated Repossessions                         11             112,212.32
                                                ---------------------------------------------


K.  FORCED PLACE INSURANCE

    (A)  FPI Charge-Offs                                     0                   0.00
                                                ---------------------------------------------
    (B)  FPI Canceled/Waived/Removed/Reversed                0                   0.00
                                                ---------------------------------------------


L.  PAYAHEAD RECONCILIATION

    (A)  Beginning Balance                          365,397.53
                                                ----------------------
    (B)  Deposit                                          0.00
                                                ----------------------
    (C)  Withdrawal                                  39,293.12
                                                ----------------------
    (D)  Ending Balance                             326,104.41
                                                ----------------------




Approved By:   /s/ Michael A. Benavides
               ------------------------
               Michael A. Benavides
               Vice President, Controller
               Bay View Acceptance Corp